UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 27, 2009

ACUITY BRANDS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16583	58-2632672
(State or other jurisdiction of Company or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1170 Peachtree St., N.E., Suite 2400, Atlanta, GA	30309
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 404-853-1400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On April 2, 2009, the Company issued a press release containing information about the Company’s results of operations for its fiscal quarter ended February 28, 2009. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference. The information contained in this paragraph, as well as Exhibit 99.1 referenced herein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 5.02. Compensatory Arrangements of Certain Officers

On March 27, 2009, the Board of Directors approved awards under the Company’s Long-Term Incentive Plan to two of the named executive officers in recognition of increased responsibilities as a result of the Company’s streamlining efforts. On April 6, 2009, Richard K. Reece, Acuity Brands, Inc. Executive Vice President and Chief Executive Officer, will receive a one-time award of 9,000 time-vesting restricted shares of the Company’s common stock, which will vest in four equal annual installments beginning April 6, 2010, and a stock option for 18,000 shares, which will vest in three equal annual installments beginning April 6, 2010 and will have an exercise price equal to the fair market value of the Company’s common stock on April 6, 2009. On April 6, 2009, Mark A. Black, Acuity Brands Lighting, Inc. Executive Vice President, will receive a one-time award of 12,000 time-vesting restricted shares of the Company’s common stock, which will vest in four equal annual installments beginning April 6, 2010, and a stock option for 24,000 shares, which will vest in three equal annual installments beginning April 6, 2010 and will have an exercise price equal to the fair market value of the Company’s common stock on April 6, 2009.

Item 8.01. Other Events.

On March 27, 2009, the Board of Directors declared a quarterly dividend of 13 cents per share. A copy of the related press release is attached as Exhibit 99.2 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1     Press Release dated April 2, 2009.

99.2     Press Release dated March 27, 2009.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 2, 2009

ACUITY BRANDS, INC.

By:	/s/ Richard K. Reece
Richard K. Reece Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release dated April 2, 2009 (Filed with the Commission as part of this Form 8-K).
99.2	Press Release dated March 27, 2009 (Filed with the Commission as part of this Form 8-K).